SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 2, 2007

Citizens Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Kentucky	000-20148	61-1187135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12910 Shelbyville Road Louisville, KY 40243
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code	(502) 244-2420

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On July 2, 2007, Citizens Financial Corporation issued a press release announcing its intent to engage in a going-private transaction by means of a 1-for-250 reverse stock split of its Class A stock, with cash being issued in lieu of any resulting fractional shares in the amount of $7.25 per pre-split share.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Exhibits

The following exhibit is filed as part of this report:

Exhibit	Description

99.1	Press Release dated July 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL CORPORATION

Date: July 2, 2007	By:	/s/ John D. Cornett
John D. Cornett
Executive Vice President and Chief Operating Officer

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